UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report:   August 2, 2004
(Date of earliest event reported)

The Manitowoc Company, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)     Exhibits

          The following exhibit is furnished pursuant to Item 12 of this Report:

          99.1     The Manitowoc Company, Inc. press release dated August 2, 2004

Item 12. Results of Operations and Financial Conditions

On August 2, 2004, the company issued a press release describing its results of operations for the three and six months ended June 30, 2004.  The press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: August 2, 2004	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of August 2, 2004

Exhibit No.	Description	Furnished Herewith

99.1	Press Release dated August 2, 2004, regarding the earnings of The Manitowoc Company, Inc. for the three and six months ended June 30, 2004.	X